UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Soliciting Material Pursuant to sec. 240.14a-11(c) or sec. 240.14a-12

Tully’s Coffee Corporation

(Name of Registrant as Specified In Its Charter)

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TULLY’S COFFEE CORPORATION

3100 Airport Way South

Seattle, Washington 98134

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

March 8, 2006

Dear Shareholder:

The Annual Meeting of Shareholders of Tully’s Coffee Corporation (“Tully’s”) will be held at the Museum of Flight, 9404 East Marginal Way South in Seattle, Washington, on Wednesday, March 8, 2006 at 8:00 a.m. for the following purposes:

1.    To elect seven directors to serve until the next annual meeting of shareholders and until their respective successors are duly elected and qualified;

2.    To ratify the appointment of Moss Adams LLP as our independent registered public accounting firm for the fiscal years ending April 2, 2006 and April 1, 2007; and

3.    To conduct any other business that may properly come before the meeting and any adjournment thereof.

If you were a shareholder of record on January 31, 2006, you will be entitled to vote on these matters. A list of shareholders as of the record date will be available for shareholder inspection at Tully’s offices, 3100 Airport Way South, Seattle, Washington, during ordinary business hours from February 22, 2006, until the date of our Annual Meeting. The list also will be available for inspection at the Annual Meeting.

At the meeting, you will have an opportunity to ask questions about Tully’s and the current state of our business. Regardless of the number of shares you own, your vote is important. Please sign, date and return the proxy card in the enclosed envelope at your earliest convenience.

Details of the business to be conducted at the meeting are more fully described in the accompanying Proxy Statement.

Whether or not you expect to attend in person, we urge you to vote your proxy by marking, dating and signing the enclosed proxy card and returning it promptly in the enclosed envelope. Voting by proxy will ensure the presence of a quorum at the meeting and will save Tully’s the expense and extra work of additional solicitation. Returning your proxy card will not prevent you from voting your stock at the meeting if you desire to do so, as your proxy is revocable at your option.

The Board of Directors unanimously recommends that you vote for all of the proposals.

We look forward to seeing you. Thank you for your ongoing support of and interest in Tully’s.

By order of the Board of Directors,

Tom T. O’Keefe Chairman of the Board	Kristopher S. Galvin Executive Vice-President Chief Financial Officer and Secretary

Seattle, Washington

YOUR VOTE IS IMPORTANT

Whether or not you expect to attend the Annual Meeting in person, we urge you to sign, date, and return the enclosed proxy card at your earliest convenience. An addressed envelope for which no postage is required if mailed in the United States is enclosed for that purpose. You also may fax your signed and dated proxy card to (206)233-2075.

TULLY’S COFFEE CORPORATION

3100 Airport Way South

Seattle, Washington 98134

PROXY STATEMENT FOR ANNUAL MEETING

OF SHAREHOLDERS

To Be Held March 8, 2006

8:00 a.m.

INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

Why did you send me this proxy statement?

We are sending you this proxy statement and the enclosed proxy card because the Board of Directors of Tully’s Coffee Corporation (“Tully’s”) is soliciting your proxy to vote at the Annual Meeting of Shareholders for the fiscal year ended April 3, 2005 (“Fiscal 2005”), to be held on Wednesday, March 8, 2006, at 8:00 a.m., or at any adjournment thereof, for the purposes described in this proxy statement and the accompanying Notice of Annual Meeting. The Annual Meeting will be held at the Museum of Flight, 9404 East Marginal Way South in Seattle, Washington.

We mailed this proxy statement and the accompanying proxy card on or about February 7, 2006, to all shareholders entitled to vote their shares at the Annual Meeting.

This proxy statement includes the information regarding the matters to be voted upon at the Annual Meeting. You do not need to attend the Annual Meeting, however, to vote your shares. You may simply complete, sign and return the enclosed proxy card.

Who can vote at the Annual Meeting?

Our Board of Directors has fixed January 31, 2006, as our “record date” for determining shareholders entitled to vote at the Annual Meeting. If you owned shares of our common stock, Series A Convertible Preferred Stock (“Series A Preferred Stock”) or Series B Convertible Preferred Stock (“Series B Preferred Stock”) at the close of business on January 31, 2006, then you are entitled to receive notice of, and to vote the shares that you owned as of the record date at, the Annual Meeting.

As of January 31, 2006, there were outstanding and entitled to vote at the Annual Meeting:

•	17,769,158 shares of our common stock;

•	15,559,152 shares of our Series A Preferred Stock; and

•	4,920,709 shares of our Series B Preferred Stock.

How many votes do I have?

You have one vote for each share of Tully’s common stock and Series B Preferred Stock that you owned on the record date and 1.13 votes for each share of Series A Preferred Stock that you owned on the record date. The proxy card will indicate the number of shares of which you are owner of record as of the record date.

Holders of our Series A Preferred Stock may exercise cumulative voting rights with respect to the election of directors by following the instructions on the proxy card. Cumulative voting means that each holder of our Series A Preferred Stock will be entitled to 7.91 votes for each share held (representing 1.13 votes per share, multiplied by the seven Board of Directors positions being elected). Each holder of our Series A Preferred Stock may give one nominee all the votes such shareholder is entitled to cast, or may distribute such votes among as many nominees as such shareholder chooses. Unless the proxyholders are otherwise instructed, holders of our Series A Preferred Stock, by means of the accompanying proxy, will grant the proxyholders discretionary authority to cumulate votes.

How do I vote by proxy?

If you properly cast your vote by completing, executing and returning the proxy card in the enclosed, self-addressed and stamped envelope or by fax to (206)233-2075, and you do not subsequently revoke your proxy, your shares will be voted in accordance with your instructions by your “proxy” (one of the individuals named on your proxy card). If you sign the proxy card but do not make specific choices, your proxy will vote your shares as recommended by the Board of Directors as follows:

•	“FOR” electing the seven nominees for director; and

•	“FOR” ratifying the appointment of Moss Adams LLP as our independent registered public accounting firm for the fiscal years ending April 2, 2006 (“Fiscal 2006”) and April 1, 2007 (“Fiscal 2007”).

If any other matter is presented at the Annual Meeting, your proxy will vote in accordance with his best judgment. At the time we mailed this Proxy Statement to you, we knew of no matters that needed to be acted on at the Annual Meeting other than those discussed in this Proxy Statement.

May I revoke my proxy?

Yes. You may change your mind after you send in your proxy card by following any one of the following three procedures. To revoke your proxy:

1.    Send in another signed proxy, which must be received by us no later than March 7, 2006;

2.    Send a letter revoking your proxy to us at our offices in Seattle, Washington, which must be received by us no later than March 7, 2006; or

3.    Attend the Annual Meeting and vote in person.

Attendance at the meeting will not, by itself, revoke your proxy.

What is the quorum requirement for the Annual Meeting?

The quorum requirement for holding the meeting and transacting business is a majority of votes entitled to be cast by the holders of our common stock and preferred stock, considered together.

The shares may be present in person or represented by proxy at the meeting. Both abstentions and broker non-votes are counted as present for the purpose of determining the presence of a quorum. Generally, broker non-votes occur when shares held by a broker for a beneficial owner are not voted with respect to a particular proposal because (1) the broker has not received voting instructions from the beneficial owner or (2) the broker lacks discretionary voting power to vote such shares.

How do I vote in person?

If you plan to attend the Annual Meeting and vote in person, we will give you a ballot when you arrive. If your shares are held in the name of your broker, bank or other nominee, you must bring an account statement or letter from that broker, bank or nominee authorizing you to vote the shares on behalf of the nominee. The account statement or letter must show that you were the direct or indirect beneficial owner of the shares on January 31, 2006, the record date for voting.

What vote is required to approve each proposal?

Proposal 1: To Elect Seven Directors

The seven nominees for director who receive the most votes will be elected. Holders of our common stock and preferred stock will vote together, as a single voting group, on this proposal. If you do not vote for a nominee, or you indicate “withhold authority to vote” for a nominee on your proxy card, your vote will not count either “for” or “against” the nominee.

Proposal 2: To Ratify the Appointment of Moss Adams LLP as Independent Registered Public Accounting Firm

The shareholder vote on the appointment of Moss Adams LLP as independent registered public accounting firm is advisory. The affirmative vote of a majority of votes present in person or by proxy and entitled to vote will be considered a favorable advisory vote to ratify the appointment of Moss Adams LLP as our independent registered public accounting firm for Fiscal 2006 and Fiscal 2007. Holders of our common stock and preferred stock will vote together, as a single voting group, on this proposal. If you do not vote, or if you abstain from voting, it will have no effect on this proposal.

Can my shares be voted if I don’t return my proxy card and I don’t attend the Annual Meeting?

Under the rules of the National Association of Securities Dealers, if your broker holds your shares in its “street” name, the broker may vote your shares on routine matters even if it does not receive instructions from you. If your broker does not have discretion to vote your shares held in street name on a particular proposal and you don’t give your broker instructions on how to vote your shares, the votes will be “broker non-votes.”

Abstentions and broker non-votes will have no effect on the election of directors or the ratification of the appointment of Moss Adams LLP as Tully’s independent registered public accounting firm for Fiscal 2006 and Fiscal 2007.

Who will pay the costs of soliciting these proxies?

Tully’s will pay all the costs of soliciting proxies from our shareholders. Although we are mailing these proxy materials, our directors, officers and employees also may solicit proxies by telephone, fax or other electronic means of communication, or in person. No additional compensation will be paid to directors, officers or other employees for their assistance in soliciting proxies from our shareholders. We will reimburse banks, brokers, nominees and other fiduciaries for the expenses they incur in forwarding the proxy materials to you.

1.	PROPOSAL ONE: ELECTION OF DIRECTORS

The authorized number of directors of Tully’s is currently set at seven. The nominating committee has nominated and the Board of Directors has approved the seven nominees identified below for election as directors at the Annual Meeting. Each nominee elected as a director will serve until the next annual meeting of shareholders and until such director’s successor is duly elected and qualified, or until such director’s earlier death, resignation or removal.

Directors will be elected by a plurality of the votes present in person or represented by proxy at the meeting and entitled to vote for the election of directors. Holders of our Series A Preferred Stock may exercise cumulative voting rights with respect to the election of directors by following the instructions on the proxy card. Cumulative voting means that each holder of our Series A Preferred Stock will be entitled to the number of votes equal to (i) the number of shares of Series A Preferred Stock owned of record by such holder times (ii) the number of directors to be elected at the Annual Meeting (seven) times (iii) 1.13, or 7.91 votes for each Series A Preferred Stock share held. Each holder of our Series A Preferred Stock may give one nominee all the votes such shareholder is entitled to cast, or may distribute such votes among as many nominees as such shareholder chooses. Unless the proxyholders are otherwise instructed, holders of our Series A Preferred Stock, by means of the accompanying proxy, will grant the proxyholders discretionary authority to cumulate votes.

Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the seven nominees named below. In the event that any nominee should be unavailable for election as a result of an unexpected occurrence, such shares will be voted for the election of a substitute nominee designated by the Board of Directors. Each person nominated for election has agreed to serve if elected, and the Board of Directors has no reason to believe that any nominee will be unable to serve.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ALL OF

THE NOMINEES NAMED BELOW.

The names of the nominees for election to the Board of Directors and certain information about them are set forth below.

Name of Nominee	Age	Position with Tully’s	Director Since
Tom T. O’Keefe(1*)(4)	51	Chairman of the Board	1992
Kathi Ainsworth-Jones(3*)	45	Director	2004
John K. Buller(4)	59	Director	2005
Marc Evanger(2)(3)	51	Director	1999
John M. Fluke(1)(2*)	63	Director	2005
Lawrence L. Hood(1)(4*)	47	Director	1994
Gregory A. Hubert(3)	54	Director	2004

Committee appointments as of January 31, 2006:

(1)	Member of the executive committee

(2)	Member of the audit committee

(3)	Member of the compensation committee

(4)	Member of the governance and nominating committee

*	Designates Committee Chair.

Nominees

There are no family relationships among any of the directors or executive officers of Tully’s Coffee Corporation. The principal occupation for the last five years of each nominee for director of Tully’s Coffee Corporation, as well as other information, is set forth as follows:

Tom T. O’Keefe—Chairman of the Board, Founder.    Tom T. O’Keefe founded Tully’s in 1992 and has served as a director and chairman of the Board of Directors since that date. Mr. O’Keefe served as chief executive officer of Tully’s from 1992 until March 2001. Mr. O’Keefe is also president and chief executive officer of O’Keefe Development Corporation, a real estate development and investment firm he founded. Tom and his wife Cathy have been actively involved in local and national community organizations for over 20 years. In 1983, the O’Keefe’s co-founded the Patrons of Cystic Fibrosis, a local guild of volunteers working to support cystic fibrosis research in Washington. Mr. O’Keefe is a previous national board member, a former president and event chairman of the Cystic Fibrosis Foundation. Tom and Cathy are the recipients of the 1996 Breath of Life Award from the Patrons of Cystic Fibrosis and 2000 Living and Giving Award from the Juvenile Diabetes Foundation of Seattle. Mr. O’Keefe’s charitable efforts focus largely on children in the community. Mr. O’Keefe is presently serving as a board member to the Boys and Girls Club of Bellevue, Children’s Hospital Foundation, and Virginia Mason Hospital. He is on the Board of Governors of the Columbia Tower Club and is the Chairman of the capital campaign and a board member for the Museum of Flight.

Kathi Ainsworth-Jones—Director.    Ms. Ainsworth-Jones has served as the executive director and secretary for the Microsoft Alumni Network since 2003. From 1998 to 2003, Ms. Ainsworth-Jones served in human resources and operational roles including as director of Human Resources with Aventail Corporation, a provider of SSL VPN technology and services. Prior to 1998, Ms. Ainsworth-Jones founded and served as president of KAJ Consulting (a provider of human resource and operations consulting services) and served, for over ten years, in management positions with two retailers, The Gap and Banana Republic. Ms. Ainsworth-Jones serves on the board of directors of the Microsoft Alumni Network, The Microsoft Alumni Network Giving Foundation, the Female Editorial Board for the Puget Sound Business Journal, The Washington Society of Association Executives, chairs The World-Wide Alumni Round Table, and is also active in many local charitable organizations such as Children’s Hospital and FareStart. Ms. Ainsworth-Jones was elected as a director at the 2004 Annual Meeting.

John K. Buller—Director.    Mr. Buller serves as the executive director of the University of Washington (UW) Alumni Association (UWAA) and Advancement Communications and as the associate vice president of alumni relations at the UW. Prior to his positions at the UW, Mr. Buller served for 10 years as senior vice president of sales promotion, marketing and public relations at Bon Macy’s, and for seven years was the head of the National Federated Marketing team. Mr. Buller holds both an undergraduate degree and a MBA from the UW, where he was also a Husky basketball player. Mr. Buller was appointed as a director on March 7, 2005.

Marc Evanger—Director.    Mr. Evanger served as interim president and chief executive officer of Tully’s from July 2001 through May 2002. Mr. Evanger has been a director of Tully’s since March 1999. Mr. Evanger joined Tully’s in December 1998 as vice president of corporate planning and development, a part-time position. From 1984 to 1998, Mr. Evanger was with Quality Food Centers (QFC), a regional supermarket company, and served as senior vice president of finance and administration and chief financial officer from 1987 to 1998. From 1978 to 1984, Mr. Evanger was with Price Waterhouse. Mr. Evanger is currently a director of Car Toys, Inc., a retailer of specialty automotive sound systems and cellular, Childhaven, Families Northwest, and the Boys & Girls Club of Bellevue and is active in other charitable and community activities.

John M. Fluke—Director.    Mr. Fluke is chairman of Fluke Capital Management, L.P., (which he founded in 1976), and was Chairman and CEO of the John Fluke Manufacturing Co. until 1990. Mr. Fluke serves on the boards and the audit committees of PACCAR Inc. (financial expert), Cell Therapeutics (chair), Primus International, and American Seafoods Group, and is a past chairman of the Seattle Council of Boy Scouts of America, Greater Seattle Chamber of Commerce and the Washington State China Relations Council. Mr. Fluke was appointed as a director on March 31, 2005.

Lawrence L. Hood—Director.    Mr. Hood is CEO and president of Pacific Wealth Advisors (founded in January 2006), and founder (1993), CEO and president of Pacific Portfolio Consulting, L.P. (which is now a wholly owned subsidiary of Pacific Wealth Advisors). Prior to 1993, Mr. Hood was a principal in charge of the investment division of Kibble & Prentice, Inc. Mr. Hood serves as a director for Elliot Cove Capital Management and Pacific Wealth Advisors. Mr. Hood has served as a director of Tully’s since February 1994.

Gregory A. Hubert—Director.    Mr. Hubert is president of Restaurant Development Company of America. Mr. Hubert has been owner-operator of Red Robin franchised restaurants since 1989 (currently seven locations) and has also bought the rights to franchise Johnny Carino’s Italian Restaurants in Washington and Oregon. From 1978 to 1988, Mr. Hubert was employed by Red Robin International, an operator and franchisor of upscale hamburger restaurants, and ultimately served as its president. From 1973 to 1978, Mr. Hubert was a CPA with Price Waterhouse. Mr. Hubert serves as president of Gonzaga University Board of Regents and as trustee of Seattle Preparatory High School. Mr. Hubert was elected as a director at the 2004 Annual Meeting.

Non-Director Executive Officers:

Name of Executive Officers	Age	Position with Tully’s	Officer Since
John D. Dresel	46	President and Chief Operating Officer	2004
Kristopher S. Galvin	52	Executive Vice President, Chief Financial Officer and Secretary	2002

John D. Dresel—President, Chief Operating Officer.    Mr. Dresel began full-time service to Tully’s on November 1, 2004 after a transition period in October 2004. Prior to joining Tully’s, Mr. Dresel provided business development and management advisory services to Ackerley Partners LLC, a private investment firm (2002 to October 2004) and Ariel Development, Inc., a real estate development and management firm (March 2004 to October 2004). From 1986 to 2002, Mr. Dresel served in various managerial and executive roles with The Ackerley Group, a media and entertainment company with diversified groups of professional sports teams, outdoor advertising, broadcast and interactive media. Mr. Dresel served as president of the Ackerley Television Group from 2001 to 2002 and as president of Full House Sports and Entertainment and executive vice president of the Seattle SuperSonics from 1992 to 2001. Mr. Dresel served as vice president/general manager of KJR Sports Radio 950 and KLTX Radio 95.7 from 1989 to 1994.

Kristopher S. Galvin—Executive Vice President, Chief Financial Officer and Secretary.    Mr. Galvin joined Tully’s in February 2002 as vice president, chief financial officer and secretary and was named executive vice president in May 2004. From July 11, 2004 to October 2004, he served as principal executive officer for Tully’s. From 1995 to December 2001, Mr. Galvin served first as CFO for Deposit Payment Protection Systems, Inc. (a subsidiary of Deluxe Corporation) for five years and in 2001 became Vice President for Retail Product Management for a company spun-off from Deluxe Corporation, eFunds Corporation, which provides electronic payment and risk management services to major retailers and financial institutions. Previously, he was CFO of three Pacific Northwest retail chains—Pay’n Save Drug Stores (1984-1992), Seattle Lighting Fixture Co. (1992-1994) and Ballard Computer (1994-1995). During 1975 to 1984 he was a CPA with the audit practice of Price Waterhouse.

Board Meetings and Committees

The Board of Directors met 14 times during Fiscal 2005. During Fiscal 2005, all directors participated in more than 75% of the total number of meetings of the Board of Directors and of all committees of the Board of Directors on which they served.

The Board of Directors has an audit committee, a compensation committee, and a governance and nominating committee.

Audit Committee:    The audit committee meets at least quarterly with Tully’s management and the independent registered public accounting firm to, among other things, review the results of the annual audit and quarterly reviews and discuss the financial statements, select and appoint the independent registered public accounting firm and receive and consider the independent registered public accounting firm’s comments as to controls, adequacy of staff and management performance and procedures in connection with audit and financial controls. The audit committee met five times during Fiscal 2005. The audit committee is currently composed of Messrs. Fluke (chair) and Evanger, who were appointed to the audit committee by the Board of Directors in May 2005, and Mr. Hood, who was a member of the committee during Fiscal 2005. Mr. Evanger has met the qualifications (determined by the Securities and Exchange Commission) and serves as financial expert on the committee. The Board of Directors has adopted a charter governing the duties and responsibilities of the audit committee. A copy of the audit committee charter is attached to this proxy statement as Appendix A. The audit committee’s report for Fiscal 2005 is set forth below beginning on page 7.

Compensation Committee.    The compensation committee makes recommendations to the Board of Directors regarding salaries, incentives and other forms of compensation for our officers and other key employees, and administers policies relating to compensation and benefits, including Tully’s 2004 Stock Option Plan (the “2004 Option Plan”). The compensation committee’s report on executive compensation for Fiscal 2005 is set forth below beginning on page 14. The compensation committee met three times during Fiscal 2005 and is currently composed of Ms. Ainsworth-Jones (chair) and Mr. Hubert, who were appointed to the compensation committee by the Board of Directors in May 2005 and Mr. Evanger, who was chair of the committee during Fiscal 2005.

Governance and Nominating Committee.    The governance and nominating committee recommends to the Board of Directors the slate of director nominees to be proposed by the Board of Directors for election by the shareholders, nominees to be appointed by the Board of Directors to fill vacancies on the Board of Directors, and the directors to be selected for membership on and chairmanship of the committees of the Board of Directors. In addition, this committee addresses general corporate governance matters on behalf of the Board of Directors. The governance and nominating committee met five times during Fiscal 2005 and is currently composed of Messrs. Hood (chair) and Buller (who are independent directors) and Mr. O’Keefe (who is not an independent director within the meaning of the NASDAQ Stock Market Marketplace Rules). Mr. Buller was appointed to the governance and nominating committee by the Board of Directors in May 2005. The governance and nominating committee has no written charter at this time.

The following are among the guidelines considered by Tully’s governance and nominating committee and the Board of Directors when evaluating candidates for nomination to the Board of Directors.

Members of the Board of Directors should have:

•	high professional and personal ethics and values, consistent with Tully’s philosophy,

•	broad experience at the policy-making level in business and/or public interest,

•	ability to provide insights and practical wisdom based on their experience and expertise,

•	commitment to enhancing shareholder value, and

•	sufficient time to effectively carry out their duties (service on other boards of public companies should be limited to a reasonable number).

The governance and nominating committee identifies, investigates and recommends prospective nominees to the Board of Directors with the goal of creating a balance of knowledge, experience and diversity. Candidates are reviewed in the context of the current composition of the Board of Directors, the operating requirements of Tully’s and the long-term interests of shareholders. In conducting this assessment, the committee considers experience, diversity, industry and technical expertise, and such other factors as it deems appropriate given the current needs of the Board of Directors and Tully’s, to maintain a balance of knowledge, experience and capability. The committee will consider nominees recommended by our shareholders. See “Other Matters” for instructions for proposals and nominations.

Report of the Audit Committee

To the Board of Directors of Tully’s Coffee Corporation:

The audit committee of the Board of Directors is composed of independent directors and operates pursuant to a written charter adopted by the Board of Directors. The audit committee is responsible for overseeing Tully’s financial reporting process on behalf of the Board of Directors. Tully’s management has the primary responsibility for Tully’s financial reporting process, principles and internal controls as well as preparation of its financial statements. Tully’s independent registered public accounting firm is responsible for performing an audit of Tully’s financial statements and expressing an opinion as to the conformity of such financial statements with accounting principles generally accepted in the United States. In this context, the audit committee hereby reports as follows:

1.    We have reviewed and discussed with management Tully’s audited consolidated financial statements as of and for the fiscal year ended April 3, 2005.

2.    We have discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants.

3.    Additionally, we have discussed with the independent registered public accounting firm their independence with respect to Tully’s and considered whether their provision of non-audit services is compatible with maintaining their independence. We have determined that the provision of such services does not impair the auditors’ independence. We have received and reviewed the written disclosures and the letter from the independent registered public accounting firm required by Independence Standard No. 1, Independence Discussions with Audit Committees, as amended, by the Independence Standards Board.

Based on the reviews and discussions referred to above, we recommend to the Board of Directors that the consolidated financial statements referred to above be included in Tully’s Annual Report on Form 10-K for the fiscal year ended April 3, 2005 for filing with the Securities and Exchange Commission.

Submitted on July 12, 2005 by the audit committee of the Board of Directors of Tully’s Coffee Corporation.

Audit Committee

John M. Fluke, Chairman

Marc Evanger

Larry Hood

Director Compensation

The current director compensation policy has been in effect since Fiscal 2004 and has the following elements:

•	Non-employee directors shall receive cash compensation consisting of an annual cash payment of $5,000 (paid after the year is completed), plus a per-meeting cash fee of $400 per Board of Directors meeting and $250 per committee meeting. Total cash compensation will not exceed $10,000 per year for any director.

•	Non-employee directors shall each receive an annual grant of nonqualified options to purchase 10,000 shares of Common Stock (plus 2,000 additional shares for the chairs of the Audit, Compensation and Governance and Nominating committees). The options shall have an exercise price equal to the value of the stock at the beginning of the fiscal year and a term of ten years. A director’s annual stock option grant will be cancelled if the director does not attend at least 75% of the Board of Directors and committee meetings of record for the year, but otherwise will fully vest upon completion of the fiscal year.

•	Compensation amounts are generally subject to prorating for directors whose terms commence or expire part of the way through the fiscal year.

•	Directors are reimbursed for reasonable expenses incurred in attending Board of Directors and committee meetings.

Based upon these criteria, in October 2005, Tully’s paid compensation and issued stock options for director service in Fiscal 2005 as follows:

Director Name	Cash Compensation	Stock Options (Exercise price $0.30)
Kathi Ainsworth-Jones	$3,150	3,100
Arthur Buerk (retired March 2005)	19,650	10,000
John K. Buller	764	728
Larry Culver (retired November 2004)	19,600	10,000
Marc Evanger	10,000	12,000
John M. Fluke	40	80
Lawrence L. Hood	10,000	12,000
Gregory A. Hubert	3,150	3,100
George Hubman (retired March 2005)	20,000	10,000

The Board of Directors has approved continuation for Fiscal 2006 of the Board of Directors compensation policy adopted in Fiscal 2005. Additionally, at the completion of the fiscal year, the Governance and Nominating Committee will consult with the members of the Board of Directors and with management of the Company, to assess whether any members of the Board of Directors may have provided services to the Company which may not adequately be considered in the compensation determined by the formulae set forth above. In such circumstances, the Governance and Nominating Committee may recommend that additional cash compensation or stock options be granted to such member(s), and such additional compensation may be awarded, if approved by the Board of Directors. However, the total cash compensation may not exceed $10,000 per year for any director, and the total stock option grant may not exceed 10,000 shares of common stock (plus 2,000 additional shares for the chairs of the Audit, Compensation and Governance and Nominating committees).

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth certain information regarding the ownership of Tully’s common stock, Series A Preferred Stock and Series B Preferred Stock as of January 31, 2006, by: (i) each director; (ii) the “Named Executive Officers” identified on the summary compensation table on page 10, (iii) all executive officers and directors of Tully’s as a group; and (iv) all shareholders known by Tully’s to be beneficial owners of more than five percent of its voting securities:

	Common Stock			Series A Preferred Stock		Series B Preferred Stock
	Beneficial Ownership(1)		Percent Of Total	Beneficial Ownership(1)	Percent Of Total	Beneficial Ownership(1)	Percent Of Total
Tom T. O’Keefe	5,701,284	(2)	30.4%	—	—	—	—
Estate of Keith McCaw 2365 Carillon Point Kirkland, WA 98033	4,263,885	(3)	19.4%	2,000,000	12.9%	—	—
George Hubman	2,302,553	(4)	12.0%	200,000	1.3%	—	—
Marc Evanger	540,886	(5)	3.0%	10,000	*	—	—
Anthony Gioia	483,333	(6)	2.6%	—	—	—	—
Kristopher S. Galvin	324,999	(7)	1.8%	—	—	—	—
Lawrence L. Hood	290,981	(8)	1.6%	10,000	*	40,000	*
John D. Dresel	200,000	(9)	1.1%	—	—	—	—
John M. Fluke	20,080	(10)	*	—	—	—	—
Kathi Ainsworth-Jones	11,250	(11)	*	5,000	*	—	—
Gregory A. Hubert	3,100	(12)	*	—	—	—	—
John K. Buller	728	(13)	*	—	—	—	—
Executive officers and directors as a group (9 persons)	7,093,308		35.8%	25,000	* %	40,000	*	%

*	Less than 1%.

(1)	Beneficial ownership is determined in accordance with the rules and regulations of the Securities and Exchange Commission and generally requires that the shareholder have voting or investment power with respect to the securities in question. Shares of Common Stock issuable upon exercise or conversion of options, warrants or Series A and Series B Stock that are exercisable or convertible within 60 days of January 31, 2006, are deemed to be beneficially owned by the holder of such securities but are not outstanding for the purpose of computing the percentage ownership of any other shareholder. Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable, we believe that each shareholder named in this table has sole voting and investment power with respect to the shares indicated as beneficially owned thereby, and such shareholder’s address is 3100 Airport Way S., Seattle, WA 98134. As of January 31, 2006, we had 17,769,158 shares of Common Stock, 15,559,152 shares of Series A Convertible Preferred Stock, and 4,920,709 shares of Series B Convertible Preferred Stock issued and outstanding.

(2)	Includes 1,688,417 shares of Common Stock subject to currently exercisable purchase options granted by Mr. O’Keefe to employees and third parties, 142,500 shares of Common Stock held by the O’Keefe Children’s Trust, and an aggregate of 980,145 shares of Common Stock that Mr. O’Keefe has the right to acquire pursuant to options and warrants exercisable within 60 days of January 31, 2006.

(3)	Includes an aggregate of 1,960,550 shares of Common Stock that the estate of Mr. McCaw has the right to acquire pursuant to options and warrants exercisable within 60 days of January 31, 2006 and 2,260,000 shares of Common Stock issuable upon conversion of 2,000,000 shares of Series A Convertible Preferred Stock owned of issuable to the estate or its affiliates.

(4)	Includes an aggregate of 1,103,533 shares of Common Stock that Mr. Hubman has the right to acquire pursuant to options and warrants exercisable within 60 days of January 31, 2006 and Common Stock issuable upon conversion of 200,000 shares of Series A Convertible Preferred Stock. Mr. Hubman retired from the Board of Directors in March 2005.

(5)	Includes an aggregate of 522,736 shares of Common Stock that Mr. Evanger has the right to acquire pursuant to options and warrants exercisable within 60 days of January 31, 2006 and Common Stock issuable upon conversion of 10,000 shares of Series A Convertible Preferred Stock.

(6)	Includes 483,333 shares of Common Stock that Mr. Gioia has the right to acquire pursuant to options exercisable within 60 days of January 31, 2006. Mr. Gioia resigned from his position as director and chief executive officer on July 11, 2004.

(7)	Includes 225,000 shares of Common Stock that Mr. Galvin has the right to acquire pursuant to options exercisable within 60 days of January 31, 2006.

(8)	Includes an aggregate of 135,236 shares of Common Stock that Mr. Hood has the right to acquire pursuant to options and warrants exercisable within 60 days of January 31, 2006. Also includes 10,000 Series A Convertible Preferred Stock. Additionally, includes Common Stock issuable upon conversion of 40,000 shares of Series B Convertible Preferred Stock owned by PPC Partners LLC, a company in which Mr. Hood has a 0.96% interest.

(9)	Includes 100,000 shares of Common Stock that Mr. Dresel has the right to acquire pursuant to options exercisable within 60 days of January 31, 2006.

(10)	Includes 80 shares of Common Stock that Mr. Fluke has the right to acquire pursuant to options exercisable within 60 days of January 31, 2006.

(11)	Includes an aggregate of 5,600 shares of common stock that Ms. Ainsworth-Jones has the right to acquire pursuant to options and warrants exercisable within 60 days of January 31, 2006 and 5,650 shares of Common Stock issuable upon conversion of 5,000 shares of Series A Preferred Stock.

(12)	Includes 3,100 shares of Common Stock that Mr. Hubert has the right to acquire pursuant to options exercisable within 60 days of January 31, 2006.

(13)	Includes 728 shares of Common Stock that Mr. Buller has the right to acquire pursuant to options exercisable within 60 days of January 31, 2006.

Executive Compensation

The following table discloses compensation awarded or paid to, or earned by, the Named Executive Officers during Fiscal 2005. No other executive officer received salary and bonus that exceeded $100,000 during Fiscal 2005.

Summary Compensation Table

	Fiscal Year	Annual Compensation				Long-Term Compensation Awards Securities Underlying Options(#)	All Other Compensation
Name and Principal Positions		Salary(1)		Bonus
John D. Dresel Chief Operating Officer and President(2)	2005		$80,279		—	500,000		—
Kristopher S. Galvin Chief Financial Officer, Executive Vice President and Secretary(3)	2005 2004 2003	$ $ $	185,235 157,200 155,850	$	— — 10,000	— 150,000 225,000		— — —
Tom T. O’Keefe Founder and Chairman of the Board(4)	2005 2004 2003	$ $ $	117,135 114,911 114,911		— — —	— — —		— — —
Anthony J. Gioia Former Chief Executive Officer and President(5)	2005 2004 2003	$ $ $	94,159 259,000 229,029		— — —	— — 1,000,000	$ $ $	208,601 10,000 23,846

(1)	Salary amounts include deferred compensation and cash car allowances.

(2)	Mr. Dresel began his employment with Tully’s in October 2004. Effective November 1, 2004, the Board of Directors approved Mr. Dresel’s salary at an annual rate of $180,000, plus a cash car allowance.

(3)	Mr. Galvin began his employment with Tully’s on February 25, 2002. In May 2003, the Board of Directors approved a discretionary bonus of $10,000 for performance in Fiscal 2003, which was paid to Mr. Galvin in May 2003. In March 2004, the Board of Directors increased Mr. Galvin’s salary to the annual rate of $175,000, plus cash car allowance, effective April 5, 2004.

(4)	Mr. O’Keefe has served as Founder and Chairman of the Board since 1992. During Fiscal 2004, we paid a salary of $115,000 to Mr. O’Keefe for his services as Chairman of Tully’s. His salary is subject to review and adjustment by the Board of Directors. Mr. O’Keefe also is entitled to all benefits offered generally to our employees.

(5)	Mr. Gioia began his employment with Tully’s on May 13, 2002. Other compensation includes moving allowances of $10,000 in Fiscal 2004 and $23,846 in Fiscal 2003. Mr. Gioia resigned from our employment, and from our Board of Directors, effective as of July 11, 2004 (see “Employment Agreements and Compensatory Arrangements”).

In January 2003, Mr. Gioia, Mr. Galvin, three other members of Tully’s management, and Mr. O’Keefe offered to defer receipt of a portion of their cash compensation until Tully’s achieved certain financial objectives. The Board of Directors approved the Executive Compensation Deferral Plan in February 2003. In September 2004, the Board of Directors and Mr. O’Keefe agreed to a modification whereby deferrals ceased for Mr. O’Keefe and amounts deferred for him were forfeited. In October 2005, the deferred amounts were paid, with the approval of the Board of Directors, to all of the remaining participants under the plan, including Mr. Galvin ($17,308) and Mr. Gioia ($23,269).

Option Grants in Fiscal 2005

The following table provides information relating to stock options awarded to our executive officers during Fiscal 2005:

Name	Number of Securities Underlying Options Granted (# of Shares)	% of Total Options Granted to Employees in Fiscal 2005	Exercise Price ($/Sh)		Expiration Date	Grant Date Present Value(1)
John D. Dresel	500,000	83.9%	Various	(2)	11/1/2014 to 11/1/2018	$69,960
Kristopher S. Galvin	—	—	—		—	$—
Tom T. O’Keefe	—	—	—		—	$—
Anthony J. Gioia	—	—	—		—	$—

(1)	The present value of the stock options was estimated on their date of grant using the Black-Scholes option pricing model with the following weighted average assumptions: (a) risk-free interest rate of 2.13%, (b) expected life of 3 years, (c) volatility of 75%, and (d) no dividend yield.

(2)	The exercise prices for Mr. Dresel’s grants were $0.01 for 200,000 shares. $1.50 for 100,000, $2.00 for 100,000 and $2.50 for 100,000 shares. The fair market value at date of grant was $0.30 per share.

Aggregated Option Values as of Fiscal Year-End 2005

The following table provides information regarding the aggregate number of options exercised during Fiscal 2005 by the Named Executive Officers and the number of shares subject to both exercisable and unexercisable stock options as of April 3, 2005.

Aggregated Option Exercises in Fiscal Year 2005

and 2005 Year-End Option Values

Name	Shares Acquired on Exercise	Value Realized ($)	Number of Securities Underlying Unexercised Options at End of Fiscal Year 2005		Value of Unexercised In- The-Money Options at End of Fiscal Year 2005(1)
			Exercisable	Unexercisable	Exercisable	Unexercisable
John D. Dresel	100,000	$29,000	—	400,000	$—	$149,000
Kristopher S. Galvin	99,999	$19,000	99,999	175,002	$19,833	$168,669
Tom T. O’Keefe	—	—	659,201	—	$886,726	$—
Anthony J. Gioia	—	—	483,332	—	$447,000	$—

(1)	The stock options were granted with exercise prices ranging from $0.01 to $2.50 per share. The value was determined using a fair market value of $1.50 per share as compared to the exercise price at grant.

Compensation Committee Interlocks and Insider Participation

During Fiscal 2005, management compensation issues generally were reviewed and approved by the compensation committee, which was composed of Mr. Evanger and Messrs. George Hubman and Arthur Buerk, prior to their retirement from the Board of Directors in March 2005, all of whom were non-employee directors. During Fiscal 2005, no executive officer of Tully’s served on the Board of Directors or compensation committee of another entity that had an executive officer serve on Tully’s Board of Directors or its compensation committee.

On November 1, 2002, we entered into a borrowing arrangement with KCL that was secured by substantially all of our assets. In connection with the KCL promissory note, warrants to purchase shares of Common Stock were issued to the guarantors (up to $2 million) of the KCL promissory note, including Messrs. Hubman and Evanger, in Fiscal 2005, and we were obligated to issue additional warrants as compensation to the Guarantors. In Fiscal 2005, we issued warrants to purchase 37,032 shares of Common Stock to Mr. Evanger and 222,192 shares of Common Stock to Mr. Hubman (see Note 11 of the Notes to the Consolidated Financial Statements for Fiscal 2005). In August 2005, we repaid the remaining balance of the KCL promissory note of $1.2 million and terminated the guarantor agreements with the guarantors, including Messrs. Hubman and Evanger.

Employment Agreements and Compensatory Arrangements

Effective May 13, 2002, we entered into an employment agreement with Mr. Gioia. Under the employment agreement, Mr. Gioia received an annual base salary of $250,000 during the first twelve months of the agreement. The employment agreement provided that Mr. Gioia’s annual base salary was to be subject to annual review by the Board of Directors, and would be increased by a minimum of ten percent for the second and third years the agreement is in effect. Although the first anniversary adjustment was to be effective as of May 13, 2003, Mr. Gioia was paid at the first year salary level while he and the Compensation Committee discussed his compensation. For Fiscal 2003 and Fiscal 2004, Mr. Gioia did not receive a performance bonus. For Fiscal 2004 and subsequent fiscal years, the amount of Mr. Gioia’s bonus was to be based on his then-current annual base salary and our earnings before interest, taxes, depreciation and amortization, as defined in the agreement. Prior to the termination of his employment, Mr. Gioia received an automobile allowance of $750 per month and was entitled to all benefits offered generally to our employees. Mr. Gioia’s employment agreement contained provisions related to the termination of his employment, however these provisions were modified on April 12, 2004 as described in the next paragraph.

On April 12, 2004, Mr. Gioia submitted his resignation from our employment, and from our Board of Directors, effective as of July 11, 2004 (the “termination date”), subject to the execution of the Second Amendment to Employment Agreement (the “Second Amendment”) and Employment Termination Agreement (“ETA”) between Mr. Gioia and Tully’s. We accepted his resignation and the parties executed both the Second Amendment and the ETA. Under the provisions of the Second Amendment and the ETA, and subject to certain conditions, (1) Mr. Gioia received his base salary through the termination date, (2) no payment will be made of amounts deferred under the Executive Compensation Deferral Plan prior to September 28, 2003, but amounts deferred after September 28, 2003 are subject to payment upon the occurrence of a Payment Event, (3) Mr. Gioia was paid $80,000 within 15 days after the termination date, (4) Mr. Gioia will be paid a severance amount of $14,323 per month for twenty-four months from the termination date (the “severance payments”), and (5) certain stock options with a May 13, 2004 vesting date have been cancelled (116,667 shares at $1.78 and 66,667 shares at $2.50).

On October 1, 2004, Tully’s engaged Mr. John Dresel, as president and chief operating officer. Mr. Dresel commenced full-time service in this role commencing November 1, 2004 after a transition period in October 2004. Mr. Dresel receives a base salary at the annual rate of $180,000 beginning November 1, 2004, which is subject to periodic review, and is eligible for an annual performance-based bonus (subject to the discretion of the Board of Directors). No bonus was paid to Mr. Dresel for Fiscal 2005. For Fiscal 2006 and subsequent fiscal years, the amount of Mr. Dresel’s bonus, if any, will be based on his then-current annual base salary and Tully’s earnings before interest, taxes, depreciation and amortization. Mr. Dresel receives an automobile allowance of $750 per month and is entitled to all benefits offered generally to Tully’s employees.

Mr. Dresel was granted options to purchase 500,000 shares of common stock with exercise prices and vesting as follows:

Number of Option Shares	100,000	100,000	100,000	100,000	100,000
Exercise Price Per Share	$0.01	$0.01	$1.50	$2.00	$2.50
Vesting Schedule	100% on November 1, 2004	100% on November 1, 2005	100% on November 1, 2006	100% on November 1, 2007	100% on November 1, 2008
Number of Option Shares	100,000	100,000	100,000	100,000	100,000

Mr. Dresel’s employment is generally terminable by either party on 30 days written notice. If Mr. Dresel’s employment is terminated without cause by Tully’s, he will be entitled to one year of severance following the termination date (paid ratably over the year) and accelerated vesting with respect to any stock options that would have vested at the next annual vesting date. In the event of Mr. Dresel’s termination as a result of a change in control, all of Mr. Dresel’s unvested stock options will immediately become fully vested and he will be entitled to receive cash compensation for one year paid ratably during the year following in an amount equal to the total cash compensation paid or payable in the most recent calendar year ended (following his third year of service, the cash compensation shall be for a two-year period, paid ratably over two years).

Effective June 21, 2002, Tully’s entered into an employment arrangement with Mr. Galvin. Under the employment arrangement, Mr. Galvin received an annual base salary of $150,000, subject to annual review and adjustment by the Board of Directors. Effective April 5, 2004, the Board adjusted his annual base salary to $175,000. From February 2003 until March 2004, ten percent of Mr. Galvin’s salary was deferred from payment under the Executive Compensation Deferral Plan. Mr. Galvin also is entitled to an annual cash performance bonus, subject to the discretion of the Board of Directors. For Fiscal 2003, the Board of Directors approved a bonus of $10,000, which was paid to Mr. Galvin in May 2003 and no bonus was paid for Fiscal 2004 or Fiscal 2005. For Fiscal 2006, the amount of Mr. Galvin’s bonus, if any, will be based on his then-current annual base salary and our earnings before interest, taxes, depreciation and amortization. Mr. Galvin receives an automobile allowance of $600 per month. Mr. Galvin also is entitled to all benefits offered generally to our employees. Mr. Galvin’s employment agreement is generally terminable by either party on 30 days written notice. If Mr. Galvin’s employment is terminated by Tully’s without cause, then Mr. Galvin will be entitled to receive his base salary for an additional six months following the date of his termination.

Under the provisions of our stock option plan, vesting and exercise of employee stock options, including those of the executive officers, accelerate in the event of certain change of control events.

Report of the Compensation Committee on Executive Compensation

Executive Compensation Philosophy

The compensation committee of the Board of Directors was composed of outside directors during Fiscal 2005, and currently consists of Ms. Ainsworth-Jones (chair), Mr. Evanger and Mr. Hubert. During Fiscal 2005, Mr. Evanger chaired the committee which also included, prior to their retirement from the Board of Directors in March 2005, Mr. Hubman and Mr. Buerk. The compensation committee is responsible for evaluating compensation levels and compensation programs for Tully’s executives and for making recommendations to the Board of Directors regarding appropriate compensation awards for executive management.

The executive compensation program of Tully’s is designed to attract, retain and motivate executive officers capable of leading Tully’s to meet its business objectives, to enhance long-term shareholder value and to reward executive management based on contributions to both the short and long term success of Tully’s. The compensation committee’s philosophy is for Tully’s to use compensation policies and programs that align the interests of executive management with those of the shareholders and to provide compensation programs that create incentives for and reward both the short and long term performance of the executive officers based on the success of Tully’s in meeting its business objectives. While the components of compensation described below are discussed separately, the Board of Directors and the compensation committee take into account the full compensation package provided by Tully’s to its executive officers.

Executive Compensation Components

Base Salary.    Recommendations for base salaries for executive officers are made at levels believed by the compensation committee to be sufficient to attract and retain qualified executive officers based upon the requirements and resources of Tully’s and the market practices of other companies. A change in base salary of an executive officer is based on an evaluation of the performance of the executive, prevailing market practices, and the performance and financial condition of Tully’s as a whole.

Incentive Bonus.    The compensation committee believes that a portion of the total cash compensation for executive officers should be based on our success in meeting its short-term performance objectives and contributions by the executive officers that enable Tully’s to meet its long-term objectives, and has structured the executive compensation program to reflect this philosophy. This approach creates a direct incentive for executive officers to achieve desired short-term corporate goals that also further the long-term objectives of Tully’s, and places a portion of each executive officer’s annual compensation at risk. In Fiscal 2005, the incentive compensation for the chief financial officer was dependent upon Tully’s achieving a targeted level of operating results. The incentive bonus for Fiscal 2005 did not provide for any payment of the incentive bonus unless 100% of this target was achieved. This target was not achieved and therefore no incentive bonus was payable to the chief financial officer for Fiscal 2005. The previous president left prior to the end of Fiscal 2005 and was not eligible for the incentive bonus and the new president began his employment during Fiscal 2005 and was not eligible for an incentive bonus.

Stock Options.    The compensation committee believes that periodic grants of stock options are a key component of our executive compensation program. Stock options are awarded by the Board of Directors to executive officers based on the executive’s responsibilities, and his or her actual historical contributions and anticipated future contributions to the attainment of our strategic goals. These awards are designed to retain executive officers and to motivate them to enhance stockholder value by aligning the financial interests of executive officers with those of stockholders.

Recruitment and Retention.    It is the philosophy of the compensation committee to recruit qualified senior executives and then to retain them for continuing service from year to year, so that Tully’s will receive the benefits from management stability and from more consistent year-to-year planning and execution of strategies for the benefit of Tully’s and its shareholders. The compensation committee believes that these goals are facilitated through written terms of employment with senior executives, setting forth the key elements of compensation, and including severance pay provisions in those terms of employment.

President and Chief Operating Officer Compensation.    During Fiscal 2005, Mr. Dresel’s compensation as President and COO (principal executive officer) was based upon the compensation package established in the September 30, 2004 employment letter with Mr. Dresel. In establishing the President’s compensation package, the Committee pursued the objectives discussed above. The Committee believes that Mr. Dresel’s compensation during Fiscal 2005 was in line with our compensation strategy, considering the individual performance of the President and the cash resources and needs of Tully’s.

Code Section 162(m)

The compensation committee also considers the potential impact of Section 162(m) of the Code. Section 162(m) disallows a tax deduction for any publicly held corporation for individual compensation exceeding $1 million in any taxable year for the chief executive officer and certain other senior executive officers, other than compensation that is performance-based under a plan that is approved by the shareholders of the corporation and that meets certain other technical requirements. Based on these requirements, the compensation committee has determined that Section 162(m) will not prevent Tully’s from receiving a tax deduction for any of the compensation paid to executive officers. At the present time, our executive officer compensation levels do not exceed $1 million. If the individual cash compensation of any executive officer should ever approach the $1 million level, the compensation committee will consider what actions might be required.

Compensation Committee

Kathi Ainsworth-Jones, Chair

Marc Evanger

Gregory A. Hubert

Certain Relationships and Related Transactions

In November 2002, we entered into a credit facility guaranteed, in part, by several individuals including Tom T. O’Keefe, our chairman, and two of our directors, Lawrence Hood, Marc Evanger, and George Hubman, a former director. In consideration for providing the guaranties, we issued warrants to the guarantors to purchase shares of Common Stock. For Fiscal 2005 (including the warrants issued May 23, 2005 for the quarter ended April 3, 2005), we issued warrants to these guarantors as follows: O’Keefe (111,096), Hood (27,774), Evanger (27,774) and Hubman (164,644). In August 2005, we repaid the credit facility and terminated the guarantor agreements.

A company affiliated with the estate of Mr. Keith McCaw (a former director of Tully’s) and the beneficial owner of more than 5% of our outstanding Common Stock was the holder of our Convertible Promissory Note in the principal amount of $3,000,000, issued by Tully’s in December 2000. In lieu of cash interest, the note required that Tully’s annually issue warrants to purchase 8,000 shares of Common Stock for each $100,000 of principal outstanding under the Convertible Promissory Note on January 1st. The warrants have an exercise price of $0.01 and are exercisable for ten years from issuance. In each of January 2001, January 2002, January 2003 and January 2004, we granted warrants to purchase 240,000 shares of Common Stock in accordance with the terms of the Convertible Promissory Note.

In June 2004 and June 2005, Tully’s and the holder of the Convertible Promissory Note agreed to amend the terms of the note to extend its maturity to August 1, 2006, to establish a cash interest rate of 12% per year from January 1, 2005 to May 31, 2005 and annual rate of 8% effective June 1, 2005 and no additional warrants will be issued in lieu of cash interest on the note. In November 2005, Tully’s repaid the note and all related accrued interest.

Our certificate of incorporation and bylaws contain provisions limiting the liability of our directors and requiring that we indemnify our directors and officers in specified circumstances.

We have employment and severance arrangements with Mr. Dresel and Mr. Galvin. See “Employment Agreements and Compensatory Arrangements” on page 13.

2.	PROPOSAL TWO: RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The audit committee of the Board of Directors has approved, (and the Board of Directors has ratified) the appointment of Moss Adams LLP as independent registered public accounting firm of Tully’s for the fiscal years ending April 2, 2006 and April 1, 2007. The Board of Directors has further directed that the selection of such independent registered public accounting firm be submitted for advisory ratification by the shareholders at the Annual Meeting. Moss Adams LLP has audited Tully’s financial statements since being appointed for the audit of the financial statements for Fiscal 2004. Moss Adams LLP has advised Tully’s that neither that firm nor any of its associates has any relationship with Tully’s other than the usual relationship that exists between the independent registered public accounting firm and clients.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF MOSS ADAMS LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEARS ENDING APRIL 2, 2006 AND APRIL 1, 2007.

Under the Sarbanes-Oxley Act of 2002, the independent registered public accounting firm must be selected solely by Tully’s audit committee. Accordingly, the ratification vote by the shareholders is purely advisory. If the shareholders do not ratify this selection, the Board of Directors may ask the audit committee to reconsider its selection of Moss Adams LLP and the audit committee may continue to retain this firm or appoint a new independent registered public accounting firm. Even if the selection is ratified, the audit committee in its discretion may direct the appointment of different independent registered public accounting firms at any time during the year if the audit committee determines that such a change would be in the best interests of our shareholders.

The audit committee of the Board of Directors reappointed Moss Adams LLP in connection with the examination of the Fiscal 2005 financial statements; this reappointment was ratified by our shareholders at the Fiscal 2004 Annual Meeting of Shareholders on December 9, 2004.

Fees Paid to Moss Adams LLP

The following table shows the fees billed to us by Moss Adams LLP in Fiscal 2005 and Fiscal 2004:

	Fiscal 2005	Fiscal 2004
Audit Fees(1)	$101,000	$151,000
Audit-Related Fees(2)	98,000	96,000
Tax Fees(3)	18,000	24,000

	$217,000	$271,000

(1)	Audit services consisted of the examination of our Fiscal 2004 and Fiscal 2005 consolidated financial statements and quarterly reviews of Fiscal 2005 financial statements.

(2)	Audit-related fees relate to consultation in connection with the evaluation of the possible business integration opportunity with FOODX and the rights offering.

(3)	Tax services of Moss Adams billed for Fiscal 2005 and Fiscal 2004 were for tax compliance and tax advice services.

Fees Paid to PricewaterhouseCoopers LLP

The following table shows the fees billed to Tully’s by PricewaterhouseCoopers LLP for Fiscal 2005 and Fiscal 2004:

	Fiscal 2005	Fiscal 2004
Audit Fees(1)	$—	$26,000
Audit-Related Fees(2)	—	3,000
Tax Fees(3)	—	11,000
Other Fees(4)	146,000	—

	$146,000	$40,000

(1)	Audit services of PricewaterhouseCoopers LLP billed for Fiscal 2004 consisted of fees related to services incurred in connection with the change in accountants.

(2)	During Fiscal 2004, other fees include services related to the evaluation of the business integration opportunity.

(3)	Tax services of PricewaterhouseCoopers LLP billed for Fiscal 2004 were for tax compliance and tax advice services.

(4)	Other fees for Fiscal 2005 consisted of fees related to the restatement of the Fiscal 2002 and prior financial statements and consents for inclusion in our registration statements for the rights offering.

Audit Committee Preapproval Policy

The audit committee does not have a written preapproval policy. However, as a matter of practice, prior to engaging our independent registered public accounting firm for any services, we obtain the prior approval of the audit committee. All of the audit, audit-related, tax and other fees were approved by the audit committee.

Section 16 (a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires that Tully’s directors, executive officers and greater-than-10% stockholders file reports with the Securities and Exchange Commission reporting their initial beneficial ownership of Tully’s equity securities and any subsequent changes to their respective security holdings. They also must provide Tully’s with copies of these reports. To the Company’s knowledge, based solely on the review of the copies of such reports furnished to the Company and written representations that no other reports were required, all Section 16(a) filing requirements applicable to its officers, directors and greater than 10% beneficial owners were complied with during Fiscal 2005.

3.    OTHER MATTERS

OTHER BUSINESS

The Board of Directors does not intend to bring any other business before the meeting, and knows of no other matters to be brought before the meeting. If, however, other matters are properly presented for a vote at the meeting, the proxy holders (the individuals designated on the proxy card) will vote your shares according to their judgment on those matters.

PROPOSALS OF SHAREHOLDERS AND SHAREHOLDER COMMUNICATIONS WITH THE BOARD OF DIRECTORS

Shareholders who wish to have proposals for action (including nominations of candidates for election to the Board of Directors) at our Fiscal Year 2006 Annual Meeting of Shareholders considered for inclusion in Tully’s proxy statement and form of proxy for Tully’s Fiscal Year 2006 Annual Meeting of Shareholders pursuant to

Rule 14a-8, “Shareholder Proposals,” of the Securities and Exchange Commission, must cause their proposals to be received in writing by us at our address set forth on the first page of this Proxy Statement no later than June 30, 2006. Such proposals should be addressed to our Corporate Secretary, and may be included in next year’s proxy materials if they comply with the rules and regulations promulgated by the Securities and Exchange Commission. The deadline for submitting a shareholder proposal or a nomination for director that is not to be included in such proxy statement and proxy is also June 30, 2006. Shareholders are also advised to review Tully’s bylaws, which contain additional advance notice requirements. No business shall be conducted at any annual meeting except in accordance with the procedures set forth in our bylaws.

Tully’s Board of Directors has adopted a formal process by which shareholders may communicate with the Board of Directors. Shareholders who wish to communicate with the Board of Directors may send written communications addressed to the “Board of Directors” or to any of the directors by name c/o Corporate Secretary, Kristopher S. Galvin, Tully’s Coffee Corporation, at 3100 Airport Way So. Seattle, WA 98134. The communication should indicate the name(s) of any specific director(s) for whom it is intended, or the “Board of Directors” as a whole. All communications will be compiled by the Secretary of Tully’s and submitted to the Board of Directors or the specified directors on a periodic basis.

Tully’s does not have a formal policy regarding director attendance at the Annual Meeting, but the Board of Directors expects that the directors who are nominated for election at the Annual Meeting will attend the Annual Meeting. Five of the six directors of Tully’s attended the last Annual Meeting of the shareholders.

Tully’s currently does not have a policy with regard to the consideration of any director candidates recommended by shareholders, except that shareholder candidates should possess the professional experience and skills and personal qualities that Tully’s governance and nominating committee seeks in director candidates.

RELATIONSHIP WITH INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The firm of independent registered accountants appointed by the audit committee and ratified by our Board of Directors for the fiscal years ending April 2, 2006 and April 1, 2007 is Moss Adams LLP. The Board of Directors expects that representatives of Moss Adams LLP will be present at the meeting, will be given an opportunity to make a statement at such meeting if they desire to do so and will be available to respond to appropriate questions.

INCORPORATION BY REFERENCE

To the extent that this proxy statement is incorporated by reference into any other filing by Tully’s under the Securities Act of 1933, the sections of this proxy statement entitled “Report of the Compensation Committee on Executive Compensation,” and “Report of the Audit Committee” (to the extent permitted by the rules of the Securities and Exchange Commission) will not be deemed incorporated, unless specifically provided otherwise in such filing.

ADDITIONAL INFORMATION

Our Annual Report for the fiscal year ended April 3, 2005 was first mailed to the shareholders of Tully’s with this proxy statement on or about February 7, 2006. The Annual Report is not to be treated as part of the proxy solicitation material or as having been incorporated by reference herein.

Copies of our Annual Report on Form 10-K for the fiscal year ended April 3, 2005, as filed with the SEC, excluding exhibits, may be obtained by shareholders without charge by written request to Investor Relations, Tully’s Coffee Corporation, 3100 Airport Way South, Seattle, Washington 98134. The report, including exhibits, also may be accessed on the Internet at www.sec.gov.

APPENDIX A

TULLY’S COFFEE CORPORATION

AUDIT COMMITTEE CHARTER

The Audit Committee is a committee of the Board of Directors and is responsible for over-seeing the financial integrity of the corporation. Its primary function is to assist the Board in fulfilling its oversight responsibilities by reviewing:

•	the financial information that will be provided to the shareholders and others,

•	the systems of internal controls and policies that management and the Board of Directors have established and the audit process.

In meeting its responsibilities, the Audit Committee is expected to:

1.	Provide an open avenue of communication between the CFO, the independent registered public accounting firm, and the Board of Directors.

2.	Review and update the Committee’s charter periodically, and as needed.

3.	Recommend to the Board of Directors the independent registered public accounting firm to be nominated, approve the compensation of the independent registered public accounting firm, and review and approve the discharge of the independent registered public accounting firm.

4.	Review and concur in the appointment, replacement, reassignment, or dismissal of the CFO.

5.	Confirm and assure the independence of the independent registered public accounting firm, including a review of management consulting services provided by the independent registered public accounting firm and the fees associated with those services.

6.	Inquire of management, the CFO and the independent registered public accounting firm about significant risks or exposures and assess the steps management has taken to minimize such risks to the company.

7.	Consider, in consultation with the independent registered public accounting firm and the CFO, the audit scope and plan of the independent registered public accounting firm.

8.	Consider with management and the CFO the rationale for employing audit firms other than the principal independent registered public accounting firm.

9.	Review with the CFO and the independent registered public accounting firm the coordination of audit effort to assure completeness of coverage, reduction of redundant efforts, and the effective use of audit resources.

10.	Consider and review with the independent registered public accounting firm:

a.	The adequacy of the company’s internal controls including computerized information system controls and security.

b.	Any related significant findings and recommendations with the independent registered public accounting firm with management’s responses thereto.

11.	Review with management and the CFO at the completion of the annual examination:

a.	The company’s annual financial statements and related footnotes.

b.	The independent registered public accounting firm’s audit of the financial statements and their report thereon.

c.	Any significant changes required in the independent registered public accounting firm’s audit plan.

d.	Any serious difficulties or disputes with management encountered during the course of the audit.

e.	Other matters related to the conduct of the audit that are to be communicated to the committee under generally accepted auditing standards.

A-1

12.	Receive reports from the independent registered public accounting firm regarding, and review and discuss the adequacy and effectiveness of internal controls, significant deficiencies or changes in internal controls.

13.	Review filings with the SEC and other published documents containing the company’s financial statements and consider whether the information contained in these documents is consistent with the information contained in the financial statements.

14.	Review with management, the independent registered public accounting firm and the CFO interim financial reports before they are filed with the SEC or other regulators.

15.	Review policies and procedures with respect to officers’ expense accounts and perquisites, including their use of corporate assets and consider the results of any review of these areas by the independent registered public accounting firm.

16.	Review legal and regulatory matters that may have a material impact on the financial statements, related company compliance policies, and programs and reports received form regulators.

17.	Meet with the CFO, the independent registered public accounting firm, and management in separate executive sessions to discuss any matters that the Committee or these groups believe should be discussed privately with the Audit Committee.

18.	Report Committee actions to the Board of Directors with such recommendations as the Committee may deem appropriate.

19.	The Audit Committee shall have the power to conduct or authorize investigations into any matters within the Committee’s scope of responsibilities. The Committee shall be empowered to retain independent counsel, accountants, or others to assist it in the conduct of any investigation.

20.	The Committee shall meet at least four times per year or more frequently as circumstances require. The Committee may ask members of management or others to attend the meeting and provide pertinent information as necessary.

21.	The Committee will perform such other functions as assigned by law, the company’s charter or bylaws, or the Board of Directors.

The membership of the Audit Committee shall consist of at least two independent members of the Board of Directors who shall serve at the pleasure of the Board of Directors. Audit Committee members and the Committee chairman shall be designated by the full Board of Directors upon recommendation of the Nominating Committee.

The duties and responsibilities of a member of the Audit Committee are in addition to those duties set out for a member of the Board of Directors.

Updated: January 2006

A-2

Tully’s Coffee Corporation 3100 Airport Way South Seattle, WA 98134	proxy

This proxy is solicited by the Board of Directors for use at the Annual Meeting on March 8, 2006.

The shares of stock held by you will be voted as you specify on the reverse side. If no choice is specified, the proxy will be voted as follows:

•	“FOR” the directors listed in the reverse side to serve until the next annual meeting of shareholders and until their respective successors are duly elected and qualified,
•	“FOR” ratification of Moss Adams LLP as our independent registered public accounting firm for the fiscal years ending April 2, 2006 and April 1, 2007.

By signing the proxy, you revoke all prior proxies related to the Annual Meeting and appoint John D. Dresel and Tom T. O’Keefe, and each of them, with full power of substitution, to vote your shares on the matters shown on the reverse side and any other matters which may come before the Annual Meeting and all adjournments.

In order to ensure that your vote is properly included, please complete, date and sign this proxy and return it promptly in the enclosed postage paid envelope (or fax it to 206-233-2075) so we can receive this prior to the meeting. Please return this proxy whether or not you plan to attend the Annual Meeting. If you attend the meeting, you may vote in person if you wish, even if you have previously returned your proxy.

See reverse for voting instructions and other important information

TULLY’S COFFEE CORPORATION

ANNUAL MEETING OF THE SHAREHOLDERS

Wednesday, March 8, 2006

8:00 a.m. local time

Museum of Flight

9404 East Marginal Way South

(Parking Entrance at So. 96th Place)

TYPE: Common and/or Pref B	PROXY

Please be aware that you may receive more than one proxy package depending on the class or series of stock that you own. Please open each package to review the information contained on the proxy cards.

You may receive more than one proxy. PLEASE SIGN, DATE AND RETURN ALL PROXY CARDS.

VOTE BY MAIL OR FAX:

    Mail:  Mark,sign, and date your proxy card and return it in the postage-paid envelope we’ve provided and mail to:

Tully’sCoffee Corporation, 3100 Airport Way South, Seattle, WA 98134

Or Fax:  (206) 233-2075

The Board of Directors recommends a vote FOR each of the proposals.

1.	Election of directors:	☐ Vote FOR all nominees		☐ Vote WITHHELD from all nominees
To withhold authority to vote for any nominee, write the number(s) of the nominee(s) in the box provided to the right.
	__ 01 Tom T. O’Keefe __ 02 Kathi Ainsworth-Jones	__ 03 John K. Buller __ 04 Marc Evanger	__ 05 John M. Fluke __ 06 Lawrence L. Hood	__ 07 Gregory A. Hubert

Please indicate your selection by marking the appropriate box
2.	To ratify the appointment of Moss Adams LLP as our independent registered public accounting firm for the fiscal years ending April 2, 2006 and April 1, 2007	☐ For	☐ Against	☐ Abstain

In their discretion, the Proxies are authorized to vote for the election of such substitute nominee(s) for director(s) as such Proxies shall select if any nominee(s) named above become(s) unable to serve and upon such other business as may properly come before the meeting and any adjournments thereof, including, among other things, a motion to adjourn the Annual Meeting or the vote on any item of business to another time or place for the purpose of selecting additional proxies.

Date: _________________________________________________

Signature(s) in Box

Please sign exactly as your name(s) appear on the Proxy. If held in joint tenancy, all persons must sign. Trustee, administrators, etc., should indicate full name of corporation and title of authorized officer signing the proxy

If name, mailing address, total number or type of shares is not correct, please make corrections in space provided below:

Corrections:	Contact Information: Email Phone

Tully’s Coffee Corporation 3100 Airport Way South Seattle, WA 98134	proxy

This proxy is solicited by the Board of Directors for use at the Annual Meeting on March 8, 2006.

The shares of stock held by you will be voted as you specify on the reverse side. If no choice is specified, the proxy will be voted as follows:

•	“FOR” the directors listed in the reverse side to serve until the next annual meeting of shareholders and until their respective successors are duly elected and qualified,
•	“FOR” ratification of Moss Adams LLP as our independent registered public accounting firm for the fiscal years ending April 2, 2006 and April 1, 2007.

By signing the proxy, you revoke all prior proxies related to the Annual Meeting and appoint John D. Dresel and Tom T. O’Keefe, and each of them, with full power of substitution, to vote your shares on the matters shown on the reverse side and any other matters which may come before the Annual Meeting and all adjournments.

In order to ensure that your vote is properly included, please complete, date and sign this proxy and return it promptly in the enclosed postage paid envelope (or fax it to 206-233-2075) so we can receive this prior to the meeting. Please return this proxy whether or not you plan to attend the Annual Meeting. If you attend the meeting, you may vote in person if you wish, even if you have previously returned your proxy.

See reverse for voting instructions and other important information

TULLY’S COFFEE CORPORATION

ANNUAL MEETING OF THE SHAREHOLDERS

Wednesday, March 8, 2006

8:00 a.m. local time

Museum of Flight

9404 East Marginal Way South

(Parking Entrance at So. 96th Place)

TYPE: Pref A	PROXY

Please be aware that you may receive more than one proxy package depending on the class or series of stock that you own. Please open each package to review the information contained on the proxy cards.

You may receive more than one proxy. PLEASE SIGN, DATE AND RETURN ALL PROXY CARDS.

VOTE BY MAIL OR FAX:

    Mail:  Mark,sign, and date your proxy card and return it in the postage-paid envelope we’ve provided and mail to:

Tully’sCoffee Corporation, 3100 Airport Way South, Seattle, WA 98134

Or Fax:  (206) 233-2075

The Board of Directors recommends a vote FOR each of the proposals.

1.	Election of directors:	☐ Vote FOR all nominees		☐ Vote WITHHELD from all nominees
To withhold authority to vote for any nominee, write the number(s) of the nominee(s) in the box provided to the right.
	__ 01 Tom T. O’Keefe __ 02 Kathi Ainsworth-Jones	__ 03 John K. Buller __ 04 Marc Evanger	__ 05 John M. Fluke __ 06 Lawrence L. Hood	__ 07 Gregory A. Hubert

Holders of Series A Convertible Preferred Stock may cumulate votes for election of directors. Your cumulative votes may be determined by multiplying (i) the number of shares of Series A Convertible Preferred Stock that you own by (ii) the number of directors on which you are entitled to vote (seven) by (iii) 1.13. If you wish to cumulate your votes for one or more nominee(s), please indicate the number of votes that you wish to cast for each nominee (the number of votes cannot exceed your cumulative vote total) on the line next to each nominee’s name above.

Please indicate your selection by marking the appropriate box
2.	To ratify the appointment of Moss Adams LLP as our independent registered public accounting firm for the fiscal years ending April 2, 2006 and April 1, 2007	☐ For	☐ Against	☐ Abstain

In their discretion, the Proxies are authorized to vote for the election of such substitute nominee(s) for director(s) as such Proxies shall select if any nominee(s) named above become(s) unable to serve and upon such other business as may properly come before the meeting and any adjournments thereof, including, among other things, a motion to adjourn the Annual Meeting or the vote on any item of business to another time or place for the purpose of selecting additional proxies.

Date: _________________________________________________

Signature(s) in Box

Please sign exactly as your name(s) appear on the Proxy. If held in joint tenancy, all persons must sign. Trustee, administrators, etc., should indicate full name of corporation and title of authorized officer signing the proxy

If name, mailing address, total number or type of shares is not correct, please make corrections in space provided below:

Corrections:	Contact Information: Email Phone